Exhibit 99.1

Quarterly Operating Supplement Second Quarter 2008

1	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

June 30, 2008

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz for selected statutory information.

Company Profile

Radian, founded in 1985 and rated A (Credit Watch Negative) by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and A3 (Negative Outlook) by Moody’s Investor Service (Moody’s), is a niche insurer of public finance transactions and a provider of credit enhancement to leading financial institutions in the structured finance market. Radian writes financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions. Radian is also a provider of reinsurance to the monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

In June 2008, the financial strength ratings of Radian were downgraded by both S&P and Moody’s. These downgrades, combined with the difficult market conditions for financial guaranty insurance, have severely limited Radian’s ability to write new direct insurance and reinsurance both domestically and internationally. Although Radian cannot be certain of the extent and duration of any continued deterioration, disruptions or uncertainty in credit markets or other sectors of the economy in which Radian’s financial guaranty business participates, Radian believes these conditions are likely to persist for the foreseeable future. As a result, new business production across all our product lines has been significantly reduced in the first half of 2008 and is likely to remain minimal for the foreseeable future, if not permanently. Consequently, in the third quarter of 2008, Radian initiated plans to reduce its financial guaranty operations, including reducing its workforce commensurate with its current limited prospects for originating new business.

Radian is a subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, please visit our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz
www.radian.biz

2	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Six Months ended
	June 30 2008	June 30 2007	June 30 2008	June 30 2007
Revenues
Net premiums written - insurance	$23,583	$43,941	$56,584	$85,394

Net premiums earned - insurance	$43,953	$31,967	$81,306	$65,522

Net investment income	25,829	25,571	52,291	50,357
(Loss) gain on investments	(18,720)	5,700	(36,860)	8,400

Realized gain on derivatives	6,539	31,931	18,878	62,098
Unrealized gains (losses) on derivatives	24,514	(48,767)	648,215	(34,855)

Total change in fair value of derivative instruments	31,053	(16,836)	667,093	27,243

Total revenues	82,115	46,402	763,830	151,522

Expenses
Losses and loss adjustment expenses	10,424	(7)	22,422	(3,959)
Policy acquisition costs	12,248	11,450	22,671	23,079
Other operating expenses	15,081	12,772	35,608	26,866
Other expense	6,143	4,126	10,874	8,393

Total expenses	43,896	28,341	91,575	54,379

Income before income taxes	38,219	18,061	672,255	97,143
Income tax expense	5,887	4,138	222,334	26,111

Net Income	$32,332	$13,923	$449,921	$71,032

*	See Consolidated Explanatory Notes on page 18.

3	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	June 30 2008	December 31 2007
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,053,370 and $2,066,052)	$2,048,760	$2,092,720
Fixed maturities - trading, at fair value (amortized cost $110,269 and $16,125)	107,449	16,132
Hybrid securities, at fair value (amortized cost $144,438 and $140,325)	142,501	155,844
Preferred stock, at fair value (cost $28,806 and $0)	27,037	—
Common stock, at fair value (cost $931 and $931)	1,143	1,143
Short-term investments	62,015	253,614

Total Investments	2,388,905	2,519,453
Cash and cash equivalents	9,973	6,012
Deferred federal income taxes - net	1,123	233,996
Accrued interest and dividends receivable	28,014	28,319
Premiums and other receivables	16,936	21,582
Deferred policy acquisition costs	173,108	172,560
Prepaid reinsurance premiums	777	1,138
Prepaid federal income taxes	—	14,995
Federal income tax recoverable	41,028	—
Derivative financial guaranty contracts	130,188	7,903
Put options on committed preferred securities	110,051	35,242
Other assets	9,204	13,428

Total Assets	$2,909,307	$3,054,628

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$164,011	$249,864
Reinsurance payable on paid losses and loss adjustment expenses	1,644	1,410
Deferred premium revenue	688,644	713,726
Federal income taxes payable	—	4,348
Dividends declared and unpaid	96,223	—
Payable to affiliates	5,907	6,298
Derivative financial guaranty contracts	348,883	801,284
Accrued expenses and other liabilities	26,037	24,721

Total Liabilities	1,331,349	1,801,651

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	704,440	704,500
Retained earnings	846,762	504,341
Accumulated other comprehensive income	11,756	29,136

Total Shareholder’s Equity	1,577,958	1,252,977

Total Liabilities and Shareholder’s Equity	$2,909,307	$3,054,628

*	See Consolidated Explanatory Notes on page 18.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Six months ended
	June 30 2008	June 30 2007	Percent Change	June 30 2008	June 30 2007	Percent Change
Public Finance Direct	$7,876	$18,128	–56.6%	$13,479	$30,908	–56.4%
Structured Finance Direct	3,006	3,016	–0.3%	7,188	8,263	–13.0%
Public Finance Reinsurance	7,221	17,496	–58.7%	24,762	35,650	–30.5%
Structured Finance Reinsurance	5,411	5,693	–5.0%	10,853	11,605	–6.5%
Trade Credit Reinsurance	58	692	–91.6%	287	670	–57.2%

Total	$23,572	$45,025	–47.6%	$56,569	$87,096	–35.0%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Six months ended
	June 30 2008	June 30 2007	Percent Change	June 30 2008	June 30 2007	Percent Change
Public Finance Direct	$12,004	$9,961	20.5%	$29,814	$21,546	38.4%
Structured Finance Direct	3,760	4,389	–14.3%	7,642	9,080	–15.8%
Public Finance Reinsurance	22,965	11,692	96.4%	32,835	22,792	44.1%
Structured Finance Reinsurance	5,092	5,742	–11.3%	10,691	11,936	–10.4%
Trade Credit Reinsurance	132	183	–27.9%	324	168	92.9%

Total	$43,953	$31,967	37.5%	$81,306	$65,522	24.1%

Consolidated Future Revenue**

As of June 30, 2008

($ Millions)

	Net Deferred Premium Amortization	Future Installments	Insurance Premium Earnings	Realized Gains on Credit Derivatives	Total Future Revenue
2008	$39.7	$11.7	$51.4	$27.2	$78.6
2009	57.7	33.4	91.1	49.7	140.8
2010	52.2	25.7	77.9	43.5	121.4
2011	48.7	18.9	67.6	40.7	108.3
2012	45.8	17.9	63.7	37.5	101.2

2008 – 2012	244.1	107.6	351.7	198.6	550.3
2013 – 2017	188.0	66.8	254.8	74.0	328.8
2018 – 2022	128.8	43.2	172.0	4.6	176.6
2023 – 2027	78.5	33.0	111.5	4.1	115.6
After 2027	48.5	56.5	105.0	5.8	110.8

Total	$687.9	$307.1	$995.0	$287.1	$1,282.1

*	See Consolidated Explanatory Notes on page 18.
**	This table depicts the expected revenue from insurance premiums, net of prepaid reinsurance premiums, and realized gains on credit derivatives, for the existing financial guaranty contracts, assuming no advance refundings as of June 30, 2008. Expected revenue will differ from contractual revenue because borrowers have the right to call or repay financial guaranty obligations.

5	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Six months ended
	June 30 2008	June 30 2007	June 30 2008	June 30 2007
Claims Paid
Trade Credit	$395	$1,991	$1,082	$4,593
Financial Guaranty	2,033	384	103,153	1
Conseco Finance Corp	2,305	3,010	4,373	6,119

Total	$4,733	$5,385	$108,608	$10,713

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(2,978)	$(2,297)	$(4,338)	$(3,573)
Financial Guaranty	14,074	2,290	27,432	(386)
Conseco Finance Corp	(672)	—	(672)	—

Total	$10,424	$(7)	$22,422	$(3,959)

Net payments under derivative contracts	$6,340	$—	$6,340	$—

Components of Losses and Loss Adjustment Expense Reserves

	June 30 2008	December 31 2007
Financial Guaranty
Case	$31,016	$31,685
Allocated non-specific	63,088	141,270
Unallocated non-specific	48,119	49,195

	142,223	222,150

Trade Credit and Other
Case	12,903	14,800
IBNR	8,885	12,914

	21,788	27,714

Total	$164,011	$249,864

*	See Consolidated Explanatory Notes on page 18.

6	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	June 30 2008	December 31 2007
Notional value - insured portfolio	$49,176.2	$48,539.4

Assets
Gross unrealized gains on derivative financial guaranty contracts	$130.2	$7.9
Gross unrealized gains on put options on committed preferred securities	110.1	35.2

Total assets	240.3	43.1

Liabilities
Gross unrealized losses on derivative financial guaranty contracts	(348.9)	(801.2)

Net liabilities	$(108.6)	$(758.1)

Income Statement Information

	Quarter ended		Six months ended
	June 30 2008	June 30 2007	June 30 2008	June 30 2007
Realized gains on derivatives
Premiums earned on credit derivatives	$13.5	$15.8	$27.2	$34.7
Net payments on credit derivatives	(6.3)	—	(6.3)	—
Premium settlements on terminated credit derivatives	0.8	16.1	0.8	27.4
Payment to maintain put options on committed preferred securities	(1.4)	—	(2.8)	—

Total realized	6.6	31.9	18.9	62.1

Unrealized gains on derivatives
Change in fair value of credit derivatives	(7.5)	(48.8)	573.4	(34.8)
Change in fair value of put options on committed preferred securities	32.0	—	74.8	—
Change in fair value of investments	—	—	—	(0.1)

Total unrealized	24.5	(48.8)	648.2	(34.9)

Change in fair value of derivative instruments	$31.1	$(16.9)	$667.1	$27.2

Roll Forward of Net Derivative Assets and Liabilities

	June 30 2008	December 31 2007
Balance at January 1	$(758.1)	$59.6
Realized gains on derivatives	18.9	90.2
Unrealized gains on derivatives	648.2	(836.7)
Premiums written on credit derivatives	(25.9)	(43.0)
Payment to maintain put options on committed preferred securities	2.8	3.0
Net payments on credit derivatives	6.3	—
Premium settlements on terminated credit derivatives	(0.8)	(31.2)

Balance at end of period	$(108.6)	$(758.1)

*	See Consolidated Explanatory Notes on page 18.

7	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Selected Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (06/30/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
AAA	$1,141.3	47.8%	$1,698.4	67.5%
AA	790.3	33.1%	418.9	16.6%
A	252.6	10.6%	220.8	8.8%
BBB	198.3	8.3%	174.1	6.9%
BIG	0.2	0.0%	—	0.0%
NR	5.1	0.2%	6.1	0.2%
Other	1.1	0.0%	1.2	0.0%

Total	$2,388.9	100.0%	$2,519.5	100.0%

Asset Class	Book Value (06/30/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
Municipal Bonds	$1,772.0	74.1%	$1,747.6	69.4%
Taxable Bonds	384.2	16.1%	361.3	14.3%
Convertible Bonds	121.0	5.1%	125.8	5.0%
Short-Term	62.0	2.6%	253.6	10.1%
Other	49.7	2.1%	31.2	1.2%

Total	$2,388.9	100.0%	$2,519.5	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Average duration of 6.5 years and 5.8 years at 06/30/2008 and 12/31/2007, respectively.

8	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	June 30, 2008			June 30, 2007
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$569	$334	$903	$947	$1,575	$2,522
Structured Finance	15	2	17	503	281	784

Total	$584	$336	$920	$1,450	$1,856	$3,306

	Six months ended
	June 30, 2008			June 30, 2007
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,335	$1,602	$2,937	$1,468	$4,201	$5,669
Structured Finance	131	410	541	11,326	699	12,025

Total	$1,466	$2,012	$3,478	$12,794	$4,900	$17,694

Sector Breakout

	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$20,089	17.4%	$19,780	17.0%
Healthcare	10,269	8.9%	10,849	9.4%
Transportation	7,409	6.4%	6,938	6.0%
Utilities	6,566	5.7%	6,555	5.7%
Tax Backed	5,612	4.9%	5,851	5.0%
Investor-Owned Utilities	4,146	3.6%	3,889	3.4%
Education	3,931	3.4%	4,237	3.7%
Long Term Care	1,451	1.3%	1,548	1.3%
Housing	549	0.5%	621	0.5%
Other Public Finance	1,918	1.7%	1,784	1.5%

Subtotal Public Finance	$61,940	53.8%	$62,052	53.5%

Structured Finance
Collateralized Debt Obligations	$46,340	40.2%	$46,961	40.4%
Asset Backed – Mortgage and MBS	1,571	1.4%	1,579	1.4%
Asset Backed – Consumer	1,370	1.2%	1,415	1.2%
Asset Backed – Commercial and Other	1,340	1.1%	1,359	1.2%
Other Structured Finance	2,624	2.3%	2,656	2.3%
Subtotal Structured Finance	53,245	46.2%	53,970	46.5%

Total	$115,185	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Current in 2008; reflects one quarter lag in 2007.

9	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
AAA	$2,682	2.4%	$1,943	1.7%
AA	19,125	16.6%	19,560	16.8%
A	19,578	17.0%	20,753	17.9%
BBB	18,114	15.7%	18,044	15.6%
Below Investment Grade	2,392	2.1%	1,709	1.5%
Not Rated	49	0.0%	43	0.0%

Subtotal Public Finance	$61,940	53.8%	$62,052	53.5%

Structured Finance
AAA	$47,503	41.2%	$48,267	41.6%
AA	801	0.7%	858	0.8%
A	1,332	1.2%	1,541	1.3%
BBB	2,673	2.3%	2,471	2.1%
Below Investment Grade	78	0.1%	86	0.1%
Not Rated	858	0.7%	747	0.6%

Subtotal Structured Finance	$53,245	46.2%	$53,970	46.5%

Total
AAA	$50,185	43.6%	$50,210	43.3%
AA	19,926	17.3%	20,418	17.6%
A	20,910	18.2%	22,294	19.2%
BBB	20,787	18.0%	20,515	17.7%
Below Investment Grade	2,470	2.2%	1,795	1.6%
Not Rated	907	0.7%	790	0.6%

Total	$115,185	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Domestic public finance
California	$6,981	6.1%	$7,191	6.2%
New York	5,544	4.7%	5,862	5.2%
Texas	4,457	3.9%	4,454	3.8%
Florida	3,394	2.9%	3,466	3.0%
Pennsylvania	3,302	2.9%	3,298	2.8%
Illinois	3,151	2.7%	3,156	2.7%
New Jersey	2,626	2.3%	2,666	2.3%
Massachusetts	2,209	1.9%	2,417	2.1%
Washington	2,043	1.8%	2,056	1.8%
Colorado	1,851	1.6%	1,831	1.6%
Top ten states – domestic public finance subtotal	35,558	30.8%	36,397	31.5%
Total of other states – domestic public finance	19,691	17.1%	20,124	17.3%
Total domestic public finance	55,249	47.9%	56,521	48.8%
Domestic structured finance	36,352	31.6%	37,054	31.9%
International public and structured finance	23,584	20.5%	22,447	19.3%

Total	$115,185	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.

11	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Rating**
New York, NY – G.O.	$794	0.7%	AA
California – G.O.	738	0.6%	A+
Port Authority of New York & New Jersey	710	0.6%	AA-
Chicago, IL – G.O.	568	0.5%	AA
New Jersey Transportation Trust Fund Authority	538	0.5%	AA-
Washington – G.O.	464	0.4%	AA+
Los Angeles Unified School District, CA	424	0.4%	AA-
Metropolitan Transportation Authority, NY	402	0.4%	A
Massachusetts – G.O.	387	0.3%	AA
Thames Water Utilities Finance PLC, UK	373	0.3%	BBB+
Massachusetts School Building Authority	359	0.3%	AA
New Jersey Economic Development Authority School Facilities	347	0.3%	AA-
Puerto Rico – G.O.	310	0.3%	BBB
Jefferson County, AL – Sewer Revenue	303	0.3%	CCC
District of Columbia	293	0.3%	A+
Illinois – G.O.	289	0.3%	AA-
Long Island Power Authority, NY	276	0.2%	A-
Reliance Rail Corp., AU	274	0.2%	A-
Illinois Toll Highway Authority	252	0.2%	AA-
New Jersey Turnpike Authority	248	0.2%	A
Metropolitan Washington DC Airports Authority	243	0.2%	AA
Bay Area Toll Authority, CA	241	0.2%	AA
Massachusetts Water Resources Authority	237	0.2%	AA
New York City Municipal Water Finance Authority	228	0.2%	AA+
Houston Airport System	218	0.2%	A+

Total	$9,516	8.3%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $492 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty eight $450 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.4 billion, or 16.8% of Radian’s Net Par Outstanding as of June 30, 2008.

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$1,299	1.1%	$1,155	1.0%
Utilities	426	0.4%	121	0.1%
Education	221	0.2%	114	0.1%
Tax Backed	166	0.1%	102	0.1%
Healthcare	156	0.1%	79	0.1%
Long Term Care	55	0.1%	55	0.1%
Transportation	23	0.0%	24	0.0%
Housing	7	0.0%	20	0.0%
Other Public Finance	39	0.0%	39	0.0%

Subtotal Public Finance	2,392	2.0%	1,709	1.5%

Structured Finance
Asset Backed – Consumer	62	0.1%	67	0.1%
Asset Backed – Commercial and Other	12	0.0%	14	0.0%
Collateralized Debt Obligations	3	0.0%	5	0.0%
Asset Backed – Mortgage and MBS	1	0.0%	—	0.0%
Subtotal Structured Finance	78	0.1%	86	0.1%

Total	$2,470	2.1%	$1,795	1.6%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (06/30/2008)	Percent of total Net Par	Rating**
North Bay Plenary Health Canadian Hospital	$155	0.1%	AAA
Catholic Healthcare West	143	0.1%	A+
MedStar Health	117	0.1%	A-
Capital Hospitals	117	0.1%	BBB-
Catholic Health Initiatives	112	0.1%	AA
Consort Healthcare Limited	111	0.1%	BBB-
Bon Secours Health System Inc	108	0.1%	A
Carolinas Healthcare System Charlotte- Mecklenburg Hospital	106	0.1%	AA-
OSF Healthcare System Inc.	105	0.1%	A
Group Health Cooperative	102	0.1%	A-

Total	$1,176	1.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO Exposure

	Net Par Outstanding (06/30/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
Direct	$44,467	96.0%	$45,121	96.1%
Assumed	1,873	4.0%	1,840	3.9%

Total	$46,340	100.0%	$46,961	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (06/30/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
AAA	$46,021	99.3%	$46,491	99.0%
AA	117	0.3%	149	0.3%
A	183	0.4%	175	0.4%
BBB	16	0.0%	141	0.3%
Below Investment Grade	3	0.0%	5	0.0%
Not Rated	—	0.0%	—	0.0%

Total	$46,340	100.0%	$46,961	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (06/30/2008)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2007)	Percent of Direct CDO Net Par
Corporates	$38,254	86.0%	$38,822	86.0%
Other	6,213	14.0%	6,299	14.0%

Total	$44,467	100.0%	$45,121	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

14	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO of ABS, CMBS, and Multi-sector Portfolio

Type of Collateral as a Percentage of Total Pool

Year Insured	Legal Final Maturity	Net Par Outstanding (06/30/2008)	ABS	RMBS	Subprime RMBS	CMBS	Investment Grade Corporate	High Yield Corporate	CDO of ABS	CDO of CDO	Other	Total Collateral Pool
2004	2009	283	31.0%	35.3%	0.0%	0.0%	31.2%	2.5%	0.0%	0.0%	0.0%	100.0%
2005	2010	150	25.2%	49.0%	15.8%	0.0%	8.5%	1.5%	0.0%	0.0%	0.0%	100.0%
2006	2046	492	0.0%	21.9%	42.6%	13.8%	0.0%	0.0%	12.9%	3.7%	4.9%	100.0%
2006	2047	450	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2006	2049	599	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2006	2056	353	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2007	2047	430	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
Total		$2,757

Year Insured	S&P Rating	Moody’s Rating	Original AAA Subordination	Radian Attachment Point	Radian Detachment Point	% RMBS A3 or Better**	% Subprime A3 or Better**
2004	AAA	Aaa	2.2%	22.5%	42.7%	100.0%	NA
2005	AAA	N/R	4.5%	13.0%	38.0%	100.0%	100.0%
2006	AA-***	Aa3***	4.9%	19.7%	100.0%	59.9%	41.4%
2006	AAA	N/R	2.4%	6.8%	30.0%	NA	NA
2006	AAA	N/R	0.6%	5.1%	30.0%	NA	NA
2006	AAA	N/R	5.5%	6.5%	30.0%	NA	NA
2007	AAA	Aaa	2.4%	7.0%	50.0%	NA	NA

*	See Consolidated Explanatory Notes on page 18.
**	Ratings are based on Moody’s ratings. If Moody’s rating is unavailable, then S&P rating applies.
***	S&P downgraded this CDO to AA- in March 2008 and then to B+ in July 2008 and Moody’s downgraded it to Aa3 in April 2008 and then to A2 in July 2008.

15	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Non-CDO RMBS Portfolio: Breakdown by Asset Type

	Net Par Outstanding (6/30/2008)	% of RMBS Portfolio	Direct**	Assumed Non-Helocs	Assumed HELOC’s	Assumed Total	% 2006/2007 Vintage	AAA	AA	Ratings*** A	BBB****	BIG*****
SubPrime	$407.9 MM 143 Policies	36.5%	$133.4 MM 7 Policies 32.7%	$227.2 MM 132 Policies 55.7%	$47.3 MM 4 Policies 11.6%	$274.5 MM 136 Policies 67.3%	10.3% / 31.1%	18.1%	0.4%	11.9%	9.1%	60.5%

Prime	$278.3 MM 67 Policies	24.9%	$123.3 MM 7 Policies 44.3%	$71.2 MM 44 Policies 25.6%	$83.8 MM 16 Policies 30.1%	$155.0 MM 60 Policies 55.7%	6.6% / 33.1%	68.7%	7.6%	3.9%	17.1%	2.7%

Alt A	$398.5 MM 61 Policies	35.6%	$74.1 MM 3 Policies 18.6%	$255.0 MM 52 Policies 64.0%	$69.4 MM 6 Policies 17.4%	$324.4 MM 58 Policies 81.4%	26.0% / 32.8%	58.2%	2.5%	6.4%	13.3%	19.6%

Second to Pay	$34.2 MM 8 Policies	3.0%	$0 MM 0 Policies 0.0%	$34.2 MM 8 Policies 100.0%	$0 MM 0 Policies 0.0%	$34.2 MM 8 Policies 100.0%	0.0% / 100.0%	15.9%	7.4%	0.0%	7.6%	69.1%

Total RMBS	$1,118.9 MM 279 Policies	100.0%	$330.8 MM 17 Policies 29.6%	$587.6 MM 236 Policies 52.5%	$200.5 MM 26 Policies 17.9%	$788.1 MM 262 Policies 70.4%	14.7% / 34.3%	44.9%	3.1%	7.6%	12.6%	31.8%

Note: No direct RMBS have been written since 2005 and no direct SubPrime RMBS have been written since 2004

*	See Consolidated Explanatory Notes on page 16.
**	Radian has no direct HELOC exposure
***	Indicated ratings are based on Radian’s Internal Ratings
****	100% of the BBB exposure is assumed through treaties from the monoline primaries
*****	All of the BIG exposure is on Radian’s Watch List and reserves have been established for these as needed

16	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 06/30/2008	Ending Net Debt Service Outstanding
2008	$2,941	$160,311
2009	7,519	152,792
2010	7,100	145,692
2011	7,252	138,440
2012	11,315	127,125
2013-2017	53,894	73,231
2018-2022	23,182	50,049
2023-2027	18,129	31,920
After 2027	31,920	—

Total	$163,252

*	See Consolidated Explanatory Notes on page 18.

17	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2007.

2. Prior year amounts have been restated to conform to current year presentation.

3. For the quarter ended June 30, 2008, net premiums written decreased $20.3 million to $23.6 million as compared to $43.9 million for the quarter ended June 30, 2007. The decrease was primarily due to a $10.3 million decrease in public finance direct and a $10.3 million decrease in public finance reinsurance. For the year-to-date periods, net premiums written during 2008 decreased $28.8 million to $56.6 million from $85.4 million of net premium written during the 2007 period, as public finance direct written decreased $17.4 million and public finance reinsurance written decreased $10.9 million. The decrease in public finance direct and public finance reinsurance premiums written was the result of weak trading value, instability in the market and rating downgrades.

4. Net premiums earned for the quarter ended June 30, 2008, increased $12.0 million to $44.0 million from $32.0 million of net premiums earned during the 2007 quarter primarily as a result of public finance refundings which were $11.5 million higher for the 2008 quarter than the 2007 period. Net premiums earned for the year-to-date period ended June 30, 2008 were $81.3 million compared to $65.5 million earned during the comparable period in 2007, an increase of $15.8 million primarily the result of an increase in public finance refundings of $16.6 million.

5. For the quarter ended June 30, 2008, the loss on investments was $18.7 million versus a gain of $5.7 million for the 2007 quarter, a change of $(24.4) million. The 2008 quarter included impairments of $15.3 million and a $2.4 million loss pertaining to the mark to market on hybrid securities. During the 2007 quarter, there were no impairments and the mark to market on hybrid securities was a gain of $1.8 million. For the year-to-date period of 2008, the loss on investments was $36.9 million versus a gain of $8.4 million for the comparable period of 2007, a change of $(45.3) million. The 2008 results included impairments of $22.2 million and a loss of $17.5 million on the mark to market on hybrid securities. The 2007 year-to-date results had no impairments and a $0.2 million loss on the mark to market on hybrid securities.

18	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Explanatory Notes

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

6. Loss and loss adjustment expenses for the quarters ended June 30, 2008 and 2007, were $10.4 million and $0.0 million, respectively. Loss and loss adjustment expenses for the year-to-date periods ended June 30, 2008 and 2007, were $22.4 million and $(4.0) million respectively. The 2008 quarter included $9.0 million and the 2008 year-to-date period included $18.0 million of reserve strengthening of non-specific for the structured finance reinsurance line of business as a result of market conditions in the residential mortgage sector.

7. Other operating expenses were $15.1 million for the quarter ended June 30, 2008 versus $12.8 million for the 2007 period. For the first half of 2008, other operating expenses were $35.6 million compared to $26.9 million for the first half of 2007, an increase of $8.7 million. The increase in other operating expenses for the first half of 2008 was primarily comprised of $5.4 million of severance as a result of Radian’s decision to discontinue writing insurance on CDOs and a year-over-year increase of $3.0 million of allocated expenses from Radian Group primarily due to increases of audit fees, legal fees, and insurance, which was partially offset by a decrease in employee costs.

8. The decrease in losses and loss adjustment expense reserves is primarily related to payments of $100.0 million pertaining to one financial guaranty transaction for which reserves of $100.0 million were established in 2007.

9. During June 2008, Radian declared an ordinary dividend in the amount of $107.5 million of which $11.3 million was paid at the balance sheet date. The remaining $96.2 million was remitted in July 2008.

19	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in income, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions - in particular, further deterioration in the municipal finance, corporate credit, structured finance, mortgage and related credit markets; changes in investor perception of the strength of us individually, or financial guaranty providers generally, or in the perception of the strength of our ultimate parent Radian Group Inc. and the other businesses in which it or its other subsidiaries participate, including the mortgage insurance industry; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of, or substantial reduction of business from, a customer with whom we have a concentration of our insurance in force or the influence of large customers; rights of primary insures to recapture business previously ceded to us, increased severity or frequency of losses associated with certain of our products that are riskier than traditional financial guaranty insurance policies; losses associated with the aging of our municipal and structured finance insurance portfolios; ratings actions with respect to Radian Group’s credit ratings or the financial strength ratings assigned by the major ratings agencies to us or any of our insurance subsidiaries, and rights of customers to terminate policies as a result of such ratings actions; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities and from alternative products to financial guaranty insurance; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; potential for regulatory action or litigation; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the financial guaranty insurance industry; legal and other limitations on the amount of dividends that we may pay; international expansion of our financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of Radian Group’s annual report on Form 10-K for the year ended December 31, 2007, as modified by Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended March 31, 2008 and Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended June 30, 2008. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

20	Quarterly Operating Supplement for the Period Ended June 30, 2008 / Safe Harbor Statement